UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                     ________________________

                             FORM 8-K

                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934
                     ________________________

Date of Report (Date of earliest event reported):  May 10, 2007

                    FIRST KEYSTONE CORPORATION
                     ________________________
      (Exact name of registrant as specified in its charter)


         PENNSYLVANIA             2-88927              23-2249083
         ____________             _______              __________
         (State or other          (Commission        (IRS Employer
         jurisdiction            File Number)      Identification No.
        of incorporation)


                          (570) 752-3671
                          ______________
       (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 10, 2007, First Keystone Corporation ("First Keystone"), First Keystone National Bank and Pocono Community Bank ("Pocono") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which all of the outstanding shares of Pocono will be exchanged and converted by First Keystone, and Pocono will be merged with and into First Keystone National Bank, the wholly-owned subsidiary of First Keystone.

     Pursuant to the terms of the agreement, Pocono shareholders may elect to receive either .8994 shares of First Keystone common stock or $16.10 for each share of Pocono common stock. Shareholder elections will be subject to allocation procedures, which are intended to ensure that at a minimum 51% of the Pocono common stock will be converted into shares of First Keystone common stock and up to 49% (including cash to be paid for the value of outstanding warrants and options) of the Pocono common stock will be paid in cash. The total value of the merger is approximately $33.6 million.

     The transaction is subject to shareholder approval by Pocono shareholders, customary regulatory approvals and other conditions provided for in the Merger Agreement. Prior to the Pocono shareholders' meeting, First Keystone will file a registration statement with the Securities and Exchange Commission to register the shares to be issued in connection with the merger. The transaction is expected to close late third or early fourth quarter of 2007.

     A copy of the Merger Agreement is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired - NA

     (b)  Pro Forma Financial Information - NA

     (c)  Shell Company Transactions - NA

     (d)  Exhibits

Exhibit Number      Description
______________      ___________
2.1                 Agreement and Plan of Merger, dated as of
                    May 10, 2007, by and among First Keystone
                    Corporation, First Keystone National Bank and Pocono Community Bank.

99.1                Press release dated as of May 11, 2007.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FIRST KEYSTONE CORPORATION
                              (Registrant)


Dated: May 15, 2007           /s/ J. Gerald Bazewicz
                              _________________________________
                              J. Gerald Bazewicz
                              President and
                              Chief Executive Officer

Exhibit Number      Description
______________      ___________
2.1                 Agreement and Plan of Merger, dated as of
                    May 10, 2007, by and among First Keystone
                    Corporation, First Keystone National Bank and Pocono Community Bank.

99.1                Press release dated as of May 11, 2007.